Exhibit 1.01

Conflict Minerals Report

Introduction

Our subsidiaries manufacture, market and sell various specialty chemical product lines, including high-quality specialty paints, protective coatings, roofing systems, sealants, adhesives, and cleaners as well as carpet cleaning, structure drying and dehumidifying hardware products focusing on the maintenance and improvement needs of both the industrial and consumer markets. Our family of products includes those marketed under brand names such as API, Carboline, CAVE, DAP, Dri-Eaz, Euclid, EUCO, Fibergrate, Flecto, Flowcrete, Grupo PV, Hummervoll, Universal Sealants, illbruck, Rust-Oleum, Sapphier, Stonhard, Toxement, Tremco, Tuf-Stand, Viapol, Watco and Zinsser. As of May 31, 2014, our subsidiaries marketed products in approximately 160 countries and territories and operate manufacturing facilities in approximately 94 locations in the United States, Argentina, Australia, Belgium, Brazil, Canada, Chile, Colombia, France, Germany, India, Italy, Malaysia, Mexico, The Netherlands, Norway, Poland, Saudi Arabia, South Africa, Spain, Sweden, Turkey, the United Arab Emirates and the United Kingdom.

After evaluating our diverse product lines, we have determined that the only products we manufacture that may contain conflict minerals are our carpet cleaning, structure drying and dehumidifying hardware products (“Scoped Products”). After conducting a Reasonable Country of Origin Inquiry (“RCOI”) of the relevant direct raw material suppliers of our Scoped Products and in accordance with Rule 13p-1 under the Securities Exchange Act (17 CFR 240.13p-1), we are filing this Conflict Minerals Report (“CMR”).

Part I. Due Diligence

A. RCOI

As part of our endeavors to improve efficiency and to continue to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and its Conflict Minerals provisions (the “Regulations”), we recently revised our Conflict Minerals Policy (our “Policy”), which is publicly available at www.rpminc.com/ConflictMinerals/ and modified it to institute an initial procedure whereby all of our manufacturing companies must identify which direct raw material suppliers in their supply chains during the relevant reporting period may have supplied them with material containing one or more conflict minerals (“Relevant Suppliers”). A RCOI, as more fully described below, is then conducted on all relevant materials from such Relevant Suppliers and the suppliers’ responses are reviewed.

Requests for information were sent to all Relevant Suppliers by the responsible representative associated with the Scoped Products. Through mid-May 2015, the responsible representative associated with the Scoped Products ensured that follow-up email, and in some cases telephonic, reminders were sent to Relevant Suppliers who did not respond to initial inquiries in order to help obtain maximum participation from all Relevant Suppliers. This year we used a third party provided Information Systems Interface (“IT Interface”), which tracked the requests for information submitted to our suppliers as well as any responses those suppliers provided. Through this method, suppliers were asked to provide responses either using the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template or the third party provided questionnaire which mirrors that template (collectively hereinafter referred to as the “CMRT”). The IT Interface allowed suppliers to respond directly using the questions provided in the IT Interface or to upload a completed CMRT into the IT Interface. In the event that a supplier responded directly to a subsidiary company, subsidiary company personnel were directed to upload the relevant response documentation into the IT Interface. An improvement from last years’ process is that the use of this IT Interface allowed subsidiary company responsible parties for both suppliers and customers to personally review the response rate for suppliers as well as the actual responses submitted by their suppliers.

The CMRT includes questions about each supplier’s conflict minerals policy and inquires about each supplier’s RCOI or due diligence procedures related to conflict minerals sourcing. Furthermore, the CMRT requested the identification of known smelters used to process any disclosed conflict minerals.

We reviewed the responses to our RCOI from all Relevant Suppliers who indicated the existence of, or provided an answer of “unknown” for the existence of conflict minerals.

B. Due Diligence Conducted on the Scoped Products’ 3TG Minerals Chain of Custody

1.	Framework

We referred to the Second Edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Due Diligence Framework”) and applied that internationally recognized framework to conduct our due diligence efforts. That framework incorporated and included the RCOI procedures.

2.	Due Diligence Measures Performed

In accordance with the OECD Due Diligence Framework we incorporated the following measures during our due diligence of the Scoped Products:

a)	Policy: Based upon lessons learned after the Conflict Minerals process used for the calendar year 2013 reporting period and additional professional guidance received from subject-matter experts, we revised our Conflict Minerals Policy to more effectively identify whether (1) we may have any conflict minerals in any of our products, and (2) if so to identify whether any conflict minerals contained in our products originated from the Democratic Republic of Congo or its adjoining countries (“DRC Region”). This Policy is applicable to all of our subsidiaries and identifies the procedures each subsidiary must incorporate for internal communications as well as communications with their suppliers and customers to ensure compliance with the Regulations. The Policy is publically available at www.rpminc.com/ConflictMinerals/.

b)	Internal Management Structure: Compliance with the Policy is supervised by RPM’s Director of Global Compliance and the Policy is administered and implemented by RPM’s Global Strategic Sourcing Team (“GSST”), a committee composed of the senior purchasing agents representing most of our subsidiaries. Details regarding the direct management and internal and external communication requirements are described in the Policy, which is publically available, and under the RCOI section above, both of which are incorporated herein by reference.

c)	Controls, Transparency, Engagement with Suppliers and Customers: Due to our decentralized operations, the Policy requires each subsidiary company to first identify whether any of its direct raw material suppliers may have provided it with products containing a conflict mineral during the relevant reporting period. If so, then the subsidiary company must identify a person responsible to conduct the RCOI and due diligence for the subsidiary company and to communicate with that company’s identified suppliers and maintain close coordination with the GSST and RPM’s Director of Global Compliance regarding conflict minerals matters. In order to ensure transparency and accurate reporting to our customers, the subsidiary company representatives are directed to communicate with and share the information received from their identified suppliers with the customer service, sales or other company employees who may be responding to customer inquiries regarding conflict minerals.

d)	Company Level Grievance Mechanism: As the Policy is applicable to all of our subsidiary companies, any violation of the Policy may be reported by anyone in accordance with our Values & Expectations of 168, which are adopted as our Code of Business Conduct and Ethics (the “Code”). Options for disclosure under the Code include, but are not limited to, contacting RPM’s Hotline where permitted by law. Additionally, the Policy requires the subsidiary company representatives to report to RPM’s Director of Global Compliance and to the GSST any non-responsive suppliers if that information is not otherwise available to them. The Code is publically available at

www.rpminc.com/about-rpm/worldwide-code-guidelines/ and instructions for the Hotline are available at www.rpminc.com/hotline/.

e)	Identification and Assessment of Risk in the Supply Chain: Base upon the relatively small number of “Scoped Products” manufactured as compared to the rest of our product lines, as well as the relatively small percentage of the global supply of conflict minerals originating from the DRC Region, we believe that the risk that any suppliers are providing any conflict minerals to us that benefit the conflict in the DRC Region is very remote. However, pursuant to our Policy and as part of the RCOI process, we asked all Relevant Suppliers to respond to the CMRT questions. Therefore, during the RCOI process, all Relevant Suppliers are asked to answer questions designed to determine whether they in fact provide non-recycled/non-scrap tin, tantalum, tungsten or gold (“3TG Minerals”) to our subsidiary companies and if so whether they know from which smelters their 3TG Minerals have been processed. All Relevant Suppliers are also asked to identify what, if any, conflict free policies and due diligence procedures they have in place. Questions related to smelters and to their due diligence procedures are required as part of applicable post-RCOI due diligence requirements, and are asked along with the RCOI questions in order to expedite due diligence process and limit the volume of required communications with any individual supplier who may have provided 3TG Minerals that may be contained in a Scoped Product.

f)	Design to Respond to Identified Risks: Through the IT Interface, we established procedures whereby responses from Relevant Suppliers can be “flagged” either at the RPM or at the subsidiary company level if a response rises to the level that causes someone to believe that a 3TG Mineral from the DRC Region could be contained in one of our products. When that occurs, review of the entirety of the due diligence portion of the questionnaire submitted to the relevant supplier is evaluated by an RPM representative or the relevant subsidiary company’s conflict minerals representative and if needed the Relevant Supplier will be contacted in order to clarify answers and to further identify smelters, the chain of custody of the direct material, and to attempt to determine whether any mineral may have benefited the conflict in the DRC Region. Furthermore, in accordance with the Policy, any non-responsive suppliers may be considered by the GSST and the management of any applicable subsidiary for actions designed to mitigate any future risks of non-compliant behavior by a supplier that is related to conflict minerals.

g)	Follow-up with Relevant Suppliers: During the RCOI process we received written responses from many Relevant Suppliers of direct materials used to manufacture our Scoped Products. We used the due diligence measures described above with respect to these suppliers. Specifically, we reviewed the answers to all questions from the original questionnaires answered by those suppliers. Moreover, when the due diligence section of the questionnaire was not clear, we asked additional and specific questions of suppliers in an attempt to identify any smelters used to process their supplied direct materials and to determine if through their due diligence efforts the suppliers determined whether the sourced direct raw materials did in fact originate from the DRC Region, and if so if they could conclude whether any sourced minerals benefited the armed conflict in that region. A couple of suppliers identified smelters they believed may source from the DRC Region, however, only one of those suppliers provided product-specific CMRT responses that exclusively covered products purchased by us. Therefore, with the exception of that one supplier, it was not possible to determine whether the declarations of possible sourcing from the DRC Region were connected to any of our Scoped Products. Additionally, many other smelters were listed by the same and other suppliers of which we have been unable to determine whether those smelters source from the DRC Region. Notwithstanding the uncertainty described above, we compared the smelters specifically identified as potentially sourcing from the DRC Region with the CFSI’s publicly available lists of certified Conflict-Free Smelters and learned that the smelters identified to potentially source from the DRC Region were included within the CFSI’s lists of conflict-free smelters.

3.	Independent Private Sector Audit

Based upon the SEC’s guidance provided in its April 29, 2014, Statement on the Effects of the Recent Court of Appeals Decision on the Conflict Minerals Rule, an independent private sector audit of the due diligence framework conducted by us is not required for this CMR.

4.	Risk Mitigation/Future Due Diligence Measures

Although we attempted to develop our IT Interface through the use of a third party provided service, ultimately the information gathering process and the consolidation of collected information from suppliers was not significantly facilitated. Therefore, we will continue to modify our IT Interface and will evaluate and consider all options, including bringing the Information Systems component back into the company, using the same provider as this year with guided modifications to increase efficiency or sourcing services from another third party provider that may offer greater flexibility and efficiencies. The ability for subsidiary company responsible personnel on both the customer and supplier side to have the ability to personally review the data collected through the third party provided interface was a positive step towards increasing transparency and engagement with suppliers and customers, and thus this is a capacity that we will seek to maintain with all future IT Interfaces.

One recurrent issue which we will continue to strive to mitigate is that many suppliers are overburdened with the type, detail and number of inquiries, and therefore they provide a “company-wide” response to specific inquiries (i.e., they provide responses that cover all of their products combined as opposed to distinct products sold to our subsidiary companies). Consequently, these suppliers have difficulty and are often reluctant to address specific questions related to a particular product purchased from them. For these suppliers, many of which are distributors and not manufacturers, responses indicating that 3TG Minerals are present and may have come from the DRC region only identify that one or more of their products may have Conflict Minerals implications, but such responses do not identify whether any one or more of the materials they supplied to us does. In effect these suppliers “over report” the existence of a 3TG Mineral and often identify smelters that may have no connection to direct raw materials we purchased from them. Therefore, such responses are not very informative or helpful. We will continue to educate these suppliers and engage the purchasing representatives from our subsidiary manufacturers who have Relevant Suppliers to facilitate that education. However education alone may be insufficient. In some instances these suppliers are not located within the U.S. and may feel as though the law is wholly inapplicable to them, are not manufacturers, deal with hundreds of suppliers and manufacturers themselves, and are unfamiliar with the reporting obligations of publicly traded companies in the U.S. In the event suppliers are non-responsive to our educational efforts, relevant subsidiary company leadership in coordination with the GSST will consider options to obtain suitable substitute products from other suppliers who may be more responsive.

Part II. Scoped Product Descriptions and Information Known Regarding Chain of Custody of Scoped Products

As a result of the due diligence conducted on the Scoped Products as described in Part I, the following relevant information is provided:

A.	Carpet Cleaning, Structure Drying and Dehumidifying Hardware Products

1.	3TG Minerals: Tin, Tantalum, Gold and Tungsten are all relevant to these products.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Suppliers.

Metal	Smelter Reference List	Smelter Name	Smelter Country[1]
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES
Gold	Materion	Materion	UNITED STATES
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND
Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	CHINA
Gold	Zijin Mining Group Co. Ltd	Zijin Mining Group Co. Ltd	CHINA
Gold	Zhongjin Gold Corporation Limited	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	JAPAN
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Valcambi SA	Valcambi SA	SWITZERLAND
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore Brasil Ltda	Umicore Brasil Ltda	BRAZIL
Gold	Torecom	Torecom	KOREA, REPUBLIC OF
Gold	Tongling nonferrous Metals Group Co., Ltd	Tongling nonferrous Metals Group Co., Ltd	CHINA
Gold	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	JAPAN
Gold	Shandong Gold Mining (Laizhou)	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Great Wall Gold & Silver Refinery	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	Tanaka Denshi Kogyo K.K	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN

[1]	On or about September 2014, the United States Department of Commerce published what it categorized as the “most comprehensive list to date of all known processing facilities [including smelters and refiners] in the world.” Department of Commerce Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Minerals Reporting Facilities. That list identifies the following approximate number of processing facilities for each metal: 139 Gold, 68 Tantalum, 132 Tin, and 95 Tungsten. In response to our inquiries, Relevant Suppliers listed smelters that are not included within the list created by the United States Department of Commerce. However, in this CMR we list all reported “smelters” by our Relevant Suppliers that could potentially be pertinent to our Scoped Products regardless of whether those “smelters” were identified by the United States Department of Commerce.

Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES
Gold	Sichuan Tianze Precious Metals Co., Ltd	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Shandong Zhaojiing Gold & Silver Smelter	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	SEMPSA Joyera Platera SA	SEMPSA Joyera Platera SA	SPAIN
Gold	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS
Gold	SAMWON METALS Corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA
Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	PX PrcinoY SA	PX PrcinoY SA	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Penglai Penggang Gold Industry Co Ltd	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	PAMP SA	PAMP SA	SWITZERLAND
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant (OJSC Krastvetmet)	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	Ohura Precious Metal Industry Co., Ltd	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	Ohio Precious Metals, LLC	Ohio Precious Metals, LLC	UNITED STATES
Gold	Nihon Material Co. LTD	Nihon Material Co. LTD	JAPAN
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nadir Metal Rafineri San. Ve Tic. A..	Nadir Metal Rafineri San. Ve Tic. A..	TURKEY
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Met-MeY Peoles, S.A.	Met-MeY Peoles, S.A.	MEXICO
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES

Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies (Singapore) Pte. Ltd.	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Materion	Materion	UNITED STATES
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	Lingbao Gold Company Limited	Lingbao Gold Company Limited	CHINA
Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Korea Metal Co. Ltd	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kojima Chemicals Co., Ltd	Kojima Chemicals Co., Ltd	JAPAN
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kazzinc Ltd	Kazzinc Ltd	KAZAKHSTAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	JSC Uralectromed	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JSC Uralectromed	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	Johnson Matthey Canada	Johnson Matthey Ltd	CANADA
Gold	Johnson Matthey (Salt Lake City)	Johnson Matthey Inc	UNITED STATES
Gold	JiangYi Copper Company Limited	JiangYi Copper Company Limited	CHINA
Gold	Japan Mint	Japan Mint	JAPAN
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Hwasung CJ Co. Ltd	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Hunan Chenzhou Mining Industry Group	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	HONG KONG

Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Gansu Seemine Material Hi-Tech Co Ltd	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Doduco	Doduco	GERMANY
Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Smelter Not Listed	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daejin Indus Co. Ltd	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	Colt Refining	Colt Refining	UNITED STATES
Gold	Chugai Mining	Chugai Mining	JAPAN
Gold	China National Gold Group Corporation	China National Gold Group Corporation	CHINA
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY
Gold	Yunnan Copper Industry Co Ltd	Yunnan Copper Industry Co Ltd	CHINA
Gold	Cendres & MtauY SA	Cendres + MtauY SA	SWITZERLAND
Gold	Cendres & MtauY SA	Cendres & MtauY SA	SWITZERLAND
Gold	Xstrata Canada Corporation	CCR Refinery Glencore Canada Corporation	CANADA
Gold	Caridad	Caridad	MEXICO
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY
Gold	Boliden AB	Boliden AB	SWEDEN
Gold	Bauer Walser AG	Bauer Walser AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Aurubis AG	Aurubis AG	GERMANY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Asaka Riken Co Ltd	Asaka Riken Co Ltd	JAPAN
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND
Gold	AngloGold Ashanti Minerao Ltda	AngloGold Ashanti Crrego do Stio Minero	BRAZIL
Gold	Almalyk Mining and Metallurgical CompleY (AMMC)	Almalyk Mining and Metallurgical CompleY (AMMC)	UZBEKISTAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	Smelter Not Listed	Aktyubinsk	RUSSIAN FEDERATION
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES
Gold	United Precious Metal Refining Inc.	United Precious Metal Refining Inc.	UNITED STATES
Gold	Ohio Precious Metals LLC.	Ohio Precious Metals	UNITED STATES
Gold	Korea Metal	Korea Metal	KOREA, REPUBLIC OF
Gold	LS Nikko	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Pan Pacific Copper Co. LTD	Pan Pacific Copper Co. LTD	JAPAN
Gold	Kojima Chemicals Co. Ltd	Kojima Chemicals Co. Ltd	JAPAN
Gold	Aida Chemical Industries Co. Ltd.	Aida chemical industries Co.,Ltd.	JAPAN
Gold	Tokuriki Honten Co. Ltd	Tokuriki Honten Co. Ltd	JAPAN
Gold	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co. Ltd	JAPAN
Gold	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co.,Ltd	JAPAN
Gold	Nippon Mining	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	Asahi Pretec Corp	Asahi Pretec Corp	JAPAN
Gold	Chimet SpA	Chimet SpA	ITALY
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	heraeus Ltd Hong Kong	CHINA
Gold	SEMPSA Joyeria Plateria SA	SEMPSA Joyeria Plateria SA	SPAIN
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus(zhaoyuan)Metal Materials Co.,Ltd	CHINA
Gold	Allgemeine Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Suzhou Xingrui Noble	Suzhou Xingrui Noble	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Gold	Codelco	Codelco	CHILE
Gold	Xstrata Canada Corporation	Xstrata Canada Corporation	CANADA
Gold	Johnson Matthey Limited	Johnson Matthey Limited	CANADA
Gold	AngloGold Ashanti Minerao Ltda	AngloGold Ashanti Minerao Ltda	BRAZIL
Gold	Smelter not yet identified
Gold	China’s Shangdong Gold Mining Co., Ltd	The Refinery of Shandong Gold Mining Co., Ltd	CHINA
Gold	Smelter Not Listed	La Caridad Mine	MEXICO
Gold	Smelter Not Listed	Shandong Zhaojin Gold & Silver Refinery Co, LTd	CHINA
Gold	Mistubishi Materials Corporation	Mistubishi Materials Corporation	JAPAN
Gold	Johnson Matthey Ltd	Johnson Matthey HongKong Ltd.	CHINA
Gold	Smelter Not Listed	Kanfort Industrial (Yantai)	CHINA

Gold	Smelter Not Listed	Guangdong MingFa Precious Metal Co., Ltd	CHINA
Gold	Smelter Not Listed	Zhongshan Public Security Bureau, Guangdong Province, China	CHINA
Gold	Smelter Not Listed	SanmenYia hang seng science and technology, research and development Co., LTD	CHINA
Gold	Smelter Not Listed	E-CHEM Enterprise Corp	TAIWAN
Gold	Smelter Not Listed	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Smelter Not Listed	Henan San Men Xia	CHINA
Gold	Smelter Not Listed	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Smelter Not Listed	Jie sheng	CHINA
Gold	Smelter Not Listed	United Refining	UNITED STATES
Gold	Smelter Not Listed	UBS AG	SWITZERLAND
Gold	Smelter Not Listed	ANZ	AUSTRALIA
Gold	Smelter Not Listed	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd	CHINA
Gold	Smelter Not Listed	N.E.Chemcat Corporation	JAPAN
Gold	Smelter Not Listed	Zhaojin refining	CHINA
Gold	Smelter Not Listed	Scotia Mocatta	HONG KONG
Gold	Smelter Not Listed	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Smelter Not Listed	Technic Inc	UNITED STATES
Gold	Smelter Not Listed	So Accurate Refining Group	UNITED STATES
Gold	Smelter Not Listed	Sabin	UNITED STATES
Gold	Smelter Not Listed	LG-Nikko	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	WuYi Middle Treasures Materials	CHINA
Gold	Smelter Not Listed	JinBao Electronic Co., Ltd.	CHINA
Gold	Smelter Not Listed	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Smelter Not Listed	Soochow University’s	CHINA
Gold	Smelter Not Listed	UYEMURA	UNITED STATES
Gold	Smelter Not Listed	Dongguanshi Sutande Dianzi Cailiao YouYiangongsi	CHINA
Gold	Smelter Not Listed	Kee Shing	HONG KONG
Gold	Smelter Not Listed	Jin Jinyin refining company limited	CHINA
Gold	Smelter Not Listed	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	Smelter Not Listed	HonHai Precision Co., Ltd.	TAIWAN
Gold	Smelter Not Listed	SENJU METAL INDUSTRY CO., LTD.	JAPAN
Gold	Smelter Not Listed	Timah Company	INDONESIA
Gold	Smelter Not Listed	TAIZHOU CHANGSANJIAO CO., LTD	CHINA
Gold	Smelter Not Listed	DaeryungENC	KOREA, REPUBLIC OF

Gold	Smelter Not Listed	Valcambi SA Corp.	SWITZERLAND
Gold	Smelter Not Listed	The Hutti Gold Company	INDIA
Gold	Smelter Not Listed	Harmony Gold Refinery	SOUTH AFRICA
Gold	Smelter Not Listed	Shanghai Gold eYchange	CHINA
Gold	Smelter Not Listed	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Smelter Not Listed	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Smelter Not Listed	Metalor Technologies Ltd. (Suzhou)	CHINA
Gold	Smelter Not Listed	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Smelter Not Listed	Allgemeine Gold- und Silberscheidanstalt AG	GERMANY
Gold	Smelter Not Listed	Shenzhen Zhonghenglong RealIndustry Co., Ltd.	CHINA
Gold	Smelter Not Listed	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Smelter Not Listed	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Smelter Not Listed	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Smelter Not Listed	Metalor	UNITED STATES
Gold	Smelter Not Listed	Ferro Corporation	CHINA
Gold	Smelter Not Listed	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Smelter Not Listed	Schloetter Co. Ltd.	UNITED KINGDOM
Gold	Smelter Not Listed	Geib Refinning Corporation	UNITED STATES
Gold	Smelter Not Listed	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Smelter Not Listed	Hon Shen Co. Ltd	TAIWAN
Gold	Smelter Not Listed	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Gold	Smelter Not Listed	Heesung Metal Ltd	AUSTRALIA
Gold	Smelter Not Listed	LBMA	JAPAN
Gold	Smelter Not Listed	Hon Hai	TAIWAN
Gold	Smelter Not Listed	Jinfeng Gold Mine Smelter	CHINA
Gold	Smelter Not Listed	Jia Lung Corp	TAIWAN
Gold	Smelter Not Listed	LINXENS	FRANCE
Gold	Smelter Not Listed	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Smelter Not Listed	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Smelter Not Listed	Uniforce Metal Industrial Corp	HONG KONG
Gold	Smelter Not Listed	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Smelter Not Listed	Sen Silver	JAPAN
Gold	Smelter Not Listed	Dong’guan Dong wu Violent-toYic Chemical Products Co., Ltd.	CHINA

Gold	Smelter Not Listed	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold	Smelter Not Listed	Strain DS Force Shop	JAPAN
Gold	Smelter Not Listed	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	Smelter Not Listed	Cheong Hing	HONG KONG
Gold	Smelter Not Listed	Jinlong Copper Co., Ltd.	CHINA
Gold	Smelter Not Listed	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	Smelter Not Listed	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Smelter Not Listed	Standard Bank	HONG KONG
Gold	Smelter Not Listed	KYOCERA	JAPAN
Gold	Smelter Not Listed	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Smelter Not Listed	Umicore Galvanotechnik GmbH	GERMANY
Gold	Smelter Not Listed	WuYi Middle Treasure Materials	CHINA
Gold	Smelter Not Listed	LITTELFUSE	UNITED STATES
Gold	Smelter Not Listed	Shenzhen fujun material technology co.,ltd	CHINA
Gold	Smelter Not Listed	Gold and Siver Refining Strokes Ltd.	CHINA
Gold	Smelter Not Listed	Realized the enterprise Co., Ltd.	CHINA
Gold	Smelter Not Listed	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Smelter Not Listed	gong an ju	CHINA
Gold	Smelter Not Listed	Morigin Company	JAPAN
Gold	Smelter Not Listed	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Smelter Not Listed	Rohm & Haas Elec. Mat’ls	SINGAPORE
Gold	Smelter Not Listed	Sojitz	JAPAN
Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES
Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA
Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES

Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND
Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO
Tantalum	JiangYi Dinghai Tantalum & Niobium Co., LTD	JiangYi Dinghai Tantalum & Niobium Co., LTD	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA
Tantalum	Ulba	Ulba	KAZAKHSTAN
Tantalum	TeleY	TeleY	UNITED STATES
Tantalum	Tantalite Resources	Tantalite Resources	SOUTH AFRICA
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN
Tantalum	Solikamsk Metal Works	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Shanghai JiangYi Metals Co. Ltd	Shanghai JiangYi Metals Co. Ltd	CHINA
Tantalum	RFH	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	QuantumClean	QuantumClean	UNITED STATES
Tantalum	Plansee	Plansee	AUSTRIA
Tantalum	NingYia Orient Tantalum Industry Co., Ltd.	NingYia Orient Tantalum Industry Co., Ltd.	CHINA

Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN
Tantalum	Minerao Taboca S.A.	Minerao Taboca S.A.	BRAZIL
Tantalum	Metallurgical Products India (Pvt.) Ltd.	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL
Tantalum	King-Tan Tantalum Industry Ltd	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Hi-Temp	Hi-Temp	UNITED STATES
Tantalum	H.C. Starck Group	H.C. Starck Group	GERMANY
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Global Advanced Metals	Global Advanced Metals	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA
Tantalum	EYotech Inc.	EYotech Inc.	UNITED STATES
Tantalum	Duoluoshan	Duoluoshan	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Gannon & Scott	Gannon & Scott	UNITED STATES
Tantalum	Metallurgical Products India (Pvt.) Ltd.	Metallurgical Products India Pvt Ltd.	INDIA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
Tantalum	RFH	RFH	CHINA

Tantalum	JiuJiang Tambre Co. Ltd.	JiuJiang Tambre Co. Ltd.	CHINA
Tantalum	F&X	F&X	CHINA
Tantalum	Smelter Not Listed	Triebacher	GERMANY
Tantalum	Smelter Not Listed	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Smelter Not Listed	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Smelter Not Listed	NTET, Thailand	THAILAND
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA
Tin	Smelter Not Listed	Nacobre	MeYico
Tin	Fenix Metals	Fenix Metals	POLAND
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Metallo Chimique	Metallo Chimique	BELGIUM
Tin	Cooper Santa	Cooper Santa	BRAZIL
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Timah	PT Timah (Persero), Tbk	INDONESIA
Tin	PT Koba Tin	PT Koba Tin	INDONESIA
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN
Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA
Tin	Grant Manufacturing and Alloying	Grant Manufacturing and Alloying	UNITED STATES
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	Melt Metais e Ligas S/A	Melt Metais e Ligas S/A	BRAZIL
Tin	Magnu’s Minerais Metais e Ligas LTDA	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL
Tin	Magnu’s Minerais Metais e Ligas LTDA	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company, Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Chengfeng Metals Co Pte Ltd	Yunnan Chengfeng	CHINA
Tin	White Solder Metalurgia e Minerao Ltda.	White Solder Metalurgia e Minerao Ltda.	BRAZIL
Tin	Thaisarco	Thaisarco	THAILAND
Tin	Soft Metais, Ltda.	Soft Metais, Ltda.	BRAZIL
Tin	Rui Da Hung	Rui Da Hung	TAIWAN
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA

Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Timah	PT Timah (Persero), Tbk	INDONESIA
Tin	Timah Indonesian State Tin Corporation	PT Timah	INDONESIA
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA
Tin	PT Supra Sukses Trinusa	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Seirama Tin investment	PT Seirama Tin investment	INDONESIA
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT REFINED BANGKA TIN	PT REFINED BANGKA TIN	INDONESIA
Tin	CV Prima Timah Utama	PT Prima Timah Utama	INDONESIA
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA
Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA
Tin	OMSA—Operaciones Metalrgicas S. A.	OMSA	BOLIVIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN
Tin	Minsur	Minsur	PERU
Tin	Smelter Not Listed	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA

Tin	Liuzhou China Tin	China Tin Group Co., Ltd.	CHINA
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Smelter Co	CHINA
Tin	Kai Unita Trade Limited Liability Company	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Kai Unita Trade Limited Liability Company	Kai Unita Trade Limited Liability Company	CHINA
Tin	JiangYi Nanshan	JiangYi Nanshan	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	FeniY Metals	FeniY Metals	POLAND
Tin	Estanho de Rondnia S.A.	Estanho de Rondnia S.A.	BRAZIL
Tin	EM Vinto	EM Vinto	BOLIVIA
Tin	Dowa	Dowa	JAPAN
Tin	CV United Smelting	CV United Smelting	INDONESIA
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA
Tin	CV Nurjanah	CV Nurjanah	INDONESIA
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA
Tin	CV JusTindo	CV JusTindo	INDONESIA
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA
Tin	Cooper Santa	Cooper Santa	BRAZIL
Tin	Cookson	Alpha	UNITED STATES
Tin	GuangYi Pinggui PGMA Co. Ltd.	CNMC (GuangYi) PGMA Co. Ltd.	CHINA
Tin	China Rare Metal Materials Company	China Rare Metal Materials Company	CHINA
Tin	Assaf Conductors Ltd.	Assaf Conductors Ltd.	UNITED STATES
Tin	Cookson	Cookson	UNITED STATES
Tin	Malaysia Smelting Corp	Malaysia Smelting Corp	MALAYSIA
Tin	PT Timah Nusantara	PT Timah Nusantara	INDONESIA
Tin	Unit Metalurgi PT Timah (Persero) Tbk	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	PT Refined Banka Tin	PT Refined Banka Tin	INDONESIA
Tin	CV Prima Timah Utama	CV Prima Timah Utama	INDONESIA
Tin	CV Duta Putra Bangka	CV Duta Putra Bangka	INDONESIA
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company Limited	CHINA
Tin	Liuzhou China Tin	Liuzhou China Tin	CHINA
Tin	Gold Bell Group	Gold Bell Group	CHINA
Tin	Gejiu Non-ferrous	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Kalas Wire	Kalas Wire	UNITED STATES
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA

Tin	International Wire Group, Inc	International Wire Group, Inc	UNITED STATES
Tin	Smelter Not Listed	Imperial Zinc	UNITED STATES
Tin	Smelter Not Listed	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Smelter Not Listed	Thailand Smelting and Refining Co., LTD	THAILAND
Tin	Smelter Not Listed	Smelting Branch of YunNan Tin Company Limited	CHINA
Tin	Funsur	Funsar	PERU
Tin	CV DS Jaya Abadi	CV DS Jaya Abadi	INDONESIA
Tin	Empressa Nacional de Fundiciones (ENAF)	ENAF	Bolivia
Tin	Smelter Not Listed	Zuhai Horyison Solder Co., Ltd.	CHINA
Tin	Smelter Not Listed	High Quality Technology Co., Ltd	CHINA
Tin	Smelter Not Listed	NIPPON STEEL	JAPAN
Tin	Smelter Not Listed	XiHai	CHINA
Tin	Smelter Not Listed	Yuntinic Chemical GmbH	GERMANY
Tin	Smelter Not Listed	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Smelter Not Listed	YTMM	CHINA
Tin	Smelter Not Listed	Qualitek delta philippines inc.	PHILIPPINES
Tin	Smelter Not Listed	Univertical International (Suzhou) Co., Ltd	INDONESIA
Tin	Smelter Not Listed	Vishay Intertechnology	CHINA
Tin	Smelter Not Listed	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
Tin	Smelter Not Listed	Tong Ding Metal Company. Ltd.	CHINA
Tin	Smelter Not Listed	RBT	INDONESIA
Tin	Smelter Not Listed	NIPPON FILLER METALS, LTD.	JAPAN
Tin	Smelter Not Listed	Nathan Trotter & Co	UNITED STATES
Tin	Smelter Not Listed	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Smelter Not Listed	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	Smelter Not Listed	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin	Smelter Not Listed	ABC	ALGERIA
Tin	Smelter Not Listed	N.E. CHEMCAT CORPORATION	JAPAN
Tin	Smelter Not Listed	Academy Precious Metals (China) Co., Ltd	CHINA
Tin	Smelter Not Listed	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Smelter Not Listed	American Iron and Metal	CANADA
Tin	Smelter Not Listed	nihon superior co., ltd	JAPAN
Tin	Smelter Not Listed	Multiple Xin precision metal electroplating factory	CHINA
Tin	Smelter Not Listed	Shenmao Technology Inc.	TAIWAN
Tin	Smelter Not Listed	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM

Tin	Smelter Not Listed	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	Smelter Not Listed	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	WELLEY	TAIWAN
Tin	Smelter Not Listed	Yun Xi	CHINA
Tin	Smelter Not Listed	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin	Smelter Not Listed	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Smelter Not Listed	HUA ENG WIRE&CABLE CO., LTD	TAIWAN
Tin	Smelter Not Listed	PT.CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	Smelter Not Listed	JU TAI INDUSTRIAL CO., LTD.	CHINA
Tin	Smelter Not Listed	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Smelter Not Listed	JiangYiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Smelter Not Listed	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Smelter Not Listed	Pure Technology	RUSSIAN FEDERATION
Tin	Smelter Not Listed	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Smelter Not Listed	Yutinic Reousrces	UNITED STATES
Tin	Smelter Not Listed	JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA
Tin	Smelter Not Listed	Meng neng	CHINA
Tin	Smelter Not Listed	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Smelter Not Listed	Heraeus Germany	GERMANY
Tin	Smelter Not Listed	Electro.oy Metal Pte.	SINGAPORE
Tin	Smelter Not Listed	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Smelter Not Listed	Jean Goldschmidt International	BELGIUM
Tin	Smelter Not Listed	KOVOHUT PBRAM NSTUPNICK, A.S.	CZECH REPUBLIC
Tin	Smelter Not Listed	NIHON GENMA MFG.CO., LTD.	JAPAN
Tin	Smelter Not Listed	Soft Metais LTDA	BRAZIL
Tin	Smelter Not Listed	Feinhtte Halsbrcke GmbH	GERMANY
Tin	Smelter Not Listed	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO., LTD.	CHINA
Tin	Smelter Not Listed	Redring soldering	MALAYSIA
Tin	Smelter Not Listed	Fuji Metal Mining	THAILAND
Tin	Smelter Not Listed	Dr.-Ing. MaY Schloetter GmbH & Co. KG	GERMANY
Tin	Smelter Not Listed	Heraeus Technology Center	HONG KONG
Tin	Smelter Not Listed	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Westfalenzinn	GERMANY
Tin	Smelter Not Listed	Indonesian state tin corporation	INDONESIA
Tin	Smelter Not Listed	SGS BOLIVIA S.A.	BOLIVIA
Tin	Smelter Not Listed	Tamura	JAPAN

Tin	Smelter Not Listed	Untracore Co., Ltd.	THAILAND
Tin	Smelter Not Listed	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	Smelter Not Listed	Rohm & Hass	CHINA
Tin	Smelter Not Listed	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	Smelter Not Listed	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Smelter Not Listed	Amalgamet	UNITED STATES
Tin	Smelter Not Listed	Wilhelm Westmetall, Germany	GERMANY
Tin	Smelter Not Listed	TCC STEEL	MALAYSIA
Tin	Smelter Not Listed	Ming Li Jia smelt Metal Factory	CHINA
Tin	Smelter Not Listed	Koki Products Co., Ltd	THAILAND
Tin	Smelter Not Listed	Aoki Loboratories Ltd.	CHINA
Tin	Smelter Not Listed	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Smelter Not Listed	Amalgamated Metal Corporation PLC	INDONESIA
Tin	Smelter Not Listed	AIM	CANADA
Tin	Smelter Not Listed	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Smelter Not Listed	Strambini F. Boroni V. snc	ITALY
Tin	Smelter Not Listed	Gejiu non-ferrous metal processing Co. Ltd	CHINA
Tin	Smelter Not Listed	ATLAS PACIFIC CORPORATION	UNITED STATES
Tin	Smelter Not Listed	SCHUMANN	UNITED STATES
Tin	Smelter Not Listed	Colonial Metals Co	UNITED STATES
Tin	Smelter Not Listed	THE FEDERAL METAL COMPANY	UNITED STATES
Tin	Smelter Not Listed	SIPI METALS CORP	UNITED STATES
Tin	Smelter Not Listed	H. KRAMER & CO	UNITED STATES
Tin	Smelter Not Listed	Sizer Metals PTE LTD.	SINGAPORE
Tin	Smelter Not Listed	International Wire Goup, Inc	UNITED STATES
Tin	Smelter Not Listed	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Smelter Not Listed	Imperial Zinc Corporation	UNITED STATES
Tin	Smelter Not Listed	Dowa Metals & Mining Co. Ltd	JAPAN
Tin	Smelter Not Listed	EYimetal S.A.	ARGENTINA
Tin	Smelter Not Listed	Metallic Materials Branch of GuangYi China Tin Group Co.,Ltd.	CHINA
Tin	Smelter Not Listed	GuangYi HuaYi Group Co., Ltd	CHINA
Tin	Smelter Not Listed	Dowa Metals & Mining Co. Ltd	JAPAN
Tin	Smelter Not Listed	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Jia Tian	CHINA
Tin	Smelter Not Listed	Metallic Resources Inc	UNITED STATES
Tin	Smelter Not Listed	OM MANUFACTURING PHILIPPINES, INC	PHILIPPINES

Tin	Smelter Not Listed	SA Minsur	PERU
Tin	Smelter Not Listed	Tongding Metal Material Co., Ltd.	CHINA
Tin	Smelter Not Listed	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Smelter Not Listed	Koki Products Co., LTD	THAILAND
Tin	Smelter Not Listed	PT Banka Kudai Tin	INDONESIA
Tin	Smelter Not Listed	Laibin HuaYi Smelterring Co., Ltd	CHINA
Tin	Smelter Not Listed	Felder GmbH—Lttechnik	GERMANY
Tin	Smelter Not Listed	Shanghai jindu supplies co., LTD	CHINA
Tin	Smelter Not Listed	J. Kuhl Metals Co	UNITED STATES
Tin	Smelter Not Listed	H Kramer & Co	UNITED STATES
Tin	Smelter Not Listed	Colonial Metals Co.	UNITED STATES
Tin	Smelter Not Listed	LME	INDONESIA
Tin	Smelter Not Listed	Colonial Metals	UNITED STATES
Tin	Smelter Not Listed	California Metal—X	UNITED STATES
Tin	Smelter Not Listed	H. KRAMER & CO.	UNITED STATES
Tin	Smelter Not Listed	NA	UNITED STATES
Tin	Smelter Not Listed	Soft Metais Ltda.	BRAZIL
Tin	Smelter Not Listed	Persang Alloy Industries	INDIA
Tin	Smelter Not Listed	Ampere Polska Sp. Z.o.o. (trader)	FRANCE
Tin	Smelter Not Listed	Stanchem Sp. I. (trader)	INDONESIA
Tin	Smelter Not Listed	Nghe Tinh Non-Ferrous Metal	VIET NAM
Tin	Smelter Not Listed	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Smelter Not Listed	MALAYSIA SMELTING	MALAYSIA
Tin	Smelter Not Listed	VERTEX METALS INCORPORATION	TAIWAN
Tin	Smelter Not Listed	5N Plus	GERMANY
Tin	Smelter Not Listed	Gejiu YunYin Nonferrous Electrolosys Ltd.	CHINA
Tin	Smelter Not Listed	CHOFU WORKS	CHINA
Tin	Smelter Not Listed	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Smelter Not Listed	Gejiu Jinye	CHINA
Tin	Smelter Not Listed	Minemetal Ganzhou Tin Co. Ltd.	CHINA
Tin	Smelter Not Listed	Shenzhen keaiYin Technology	CHINA
Tin	Smelter Not Listed	High-Power Surface Technology	CHINA
Tin	Smelter Not Listed	KOKI JAPAN	JAPAN
Tin	Smelter Not Listed	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Smelter Not Listed	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin	Smelter Not Listed	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin	Smelter Not Listed	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Smelter Not Listed	Kewei Tin Co., ltd	CHINA
Tin	Smelter Not Listed	TDK	JAPAN
Tin	Smelter Not Listed	wuYi yunYi	CHINA

Tin	Smelter Not Listed	RST	GERMANY
Tin	Smelter Not Listed	Gibbs Wire & Steel Co	UNITED STATES
Tin	Smelter Not Listed	Yun’Yin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Smelter Not Listed	Dae Kil	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	TIANSHUI LONGBO BUSINESS &TRADE CO., LTD.	CHINA
Tin	Smelter Not Listed	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Taicang Jiangsu	CHINA
Tin	Smelter Not Listed	Hikaru Suites Ltd.	JAPAN
Tin	Smelter Not Listed	ZhongShi	CHINA
Tin	Smelter Not Listed	Matsuo nn da Ltd.	JAPAN
Tin	Smelter Not Listed	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Smelter Not Listed	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Nancang Metal Material Co., Ltd	CHINA
Tin	Smelter Not Listed	Suzhou Co. Ltd.	CHINA
Tin	Smelter Not Listed	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Smelter Not Listed	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin	Smelter Not Listed	Nathan Trotter & Co INC.	PERU
Tin	Smelter Not Listed	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	Smelter Not Listed	Full armor Industries (shares) Ltd.	TAIWAN
Tin	Smelter Not Listed	Electroloy Metal Pte	SINGAPORE
Tin	Smelter Not Listed	Atlantic Metals	UNITED STATES
Tin	Smelter Not Listed	SUN SURFACE TECHNOLOGY CO., LTD	CHINA
Tin	Smelter Not Listed	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Smelter Not Listed	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Smelter Not Listed	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin	Smelter Not Listed	Best Metals	BRAZIL
Tin	Smelter Not Listed	China HuaYi Group Nandan	CHINA
Tin	Smelter Not Listed	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin	Smelter Not Listed	Uniforce Metal Industrial Corp.	INDONESIA
Tin	Smelter Not Listed	TraYys	FRANCE
Tin	Smelter Not Listed	MCP Heck	GERMANY
Tin	Smelter Not Listed	Millard Wire	UNITED STATES
Tin	Smelter Not Listed	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Smelter Not Listed	Stretti	JAPAN
Tin	Smelter Not Listed	Tim Plating Gejiu	CHINA
Tin	Smelter Not Listed	Hana-High Metal	MALAYSIA

Tin	Smelter Not Listed	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	Smelter Not Listed	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Smelter Not Listed	ISHIKAWA METAL CO., LTD.	JAPAN
Tin	Smelter Not Listed	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Smelter Not Listed	SGS	BOLIVIA
Tin	Smelter Not Listed	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Smelter Not Listed	QianDao Co. , ltd	CHINA
Tin	Smelter Not Listed	Westmetall GmbH & Co. KG	GERMANY
Tin	Smelter Not Listed	SOLDER COAT CO., LTD.	MALAYSIA
Tin	Smelter Not Listed	WuYi Lantronic Electronic Co Ltd	CHINA
Tin	Smelter Not Listed	Asahi Solder Technology (WuYi) Co., Ltd.	CHINA
Tin	Smelter Not Listed	High-Tech Co., Ltd. Taiwan	TAIWAN
Tin	Smelter Not Listed	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd—Registered in the UK—Reg. No. 2821551—Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Tin	Smelter Not Listed	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin	Smelter Not Listed	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Smelter Not Listed	Gejiu YunYi Group Corp	CHINA
Tin	Smelter Not Listed	Shenzhen Yi Cheng Industrial	CHINA
Tin	Smelter Not Listed	Jan Janq	TAIWAN
Tin	Smelter not yet identified	KCM AD PLOVDIV	BULGARIA
Tin	China tin group in Guang Yi	China Tin Group Co. Ltd	CHINA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY
Tungsten	GanYian Shirui New Material Co., Ltd.	GanYian Shirui New Material Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	JiangYi Richsea New Materials Co., Ltd.	JiangYi Richsea New Materials Co., Ltd.	CHINA

Tungsten	JiangYi Gan Bei Tungsten Co., Ltd.	JiangYi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	JiangYi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	JiangYi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	JiangYi Xinsheng Tungsten Industry Co., Ltd.	JiangYi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	JiangYi Yaosheng Tungsten Co., Ltd.	JiangYi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	JiangYi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	JiangYi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd	Xiamen Tungsten Co., Ltd	CHINA
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wolfram Bergbau und Htten AG	Wolfram Bergbau und Htten AG	AUSTRIA
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES
Tungsten	Ganzhou HuaYing Tungsten Products Co., Ltd.	Ganzhou HuaYing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Japan New Metals Co Ltd	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Japan New Metals Co Ltd	Japan New Metals Co Ltd	JAPAN

Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Group Co	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	HC Starck GmbH	HC Starck GmbH	GERMANY
Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Fujian JinYin Tungsten Co., Ltd.	Fujian JinYin Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Chaozhou Xiangli Tungsten Industry Co Ltd	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chaozhou Xiangli Tungsten Industry Co Ltd	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	ATI Tungsten Materials	Kennametal Huntsville	UNITED STATES
Tungsten	A.L.M.T. Corp.	A.L.M.T. Corp.	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM
Tungsten	Kennametal Inc.	Kennametal Inc.	UNITED STATES
Tungsten	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	ATI Tungsten Materials	ATI Tungsten Materials	UNITED STATES
Tungsten	ALMT	ALMT	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Xiamen Tungsten Co Ltd	Xiamen Tungsten Co Ltd	CHINA
Tungsten	China National Nonferrous	JiangYi Tungsten Industry Group Co Ltd	CHINA
Tungsten	JiangYi Rare Earth & Rare Metals Tungsten Group Corp	JiangYi Rare Earth & Rare Metals Tungsten Group Corp	CHINA

Tungsten	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Smelter Not Listed	GanYian Shirui New Material Company	CHINA
Tungsten	Smelter Not Listed	Ganzhou Grand Sea	CHINA
Tungsten	Smelter not listed	ZHEJIANG	CHINA
Tungsten	Smelter Not Listed	Evraz Stratcor, Inc.	CHINA
Tungsten	Smelter Not Listed	REMELT SOURCES INC	UNITED STATES
Tungsten	Smelter Not Listed	Sandvik Material Technology	SWEDEN
Tungsten	Smelter Not Listed	Sichuan Metals & Materials Imp & EYp Co	CHINA
Tungsten	Smelter Not Listed	Eurotungstene	FRANCE
Tungsten	Smelter Not Listed	Carbografite Equipamentos Industriais Ltda	BRAZIL
Tungsten	Smelter Not Listed	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten	Smelter Not Listed	Pobedit JSC	RUSSIAN FEDERATION
Tungsten	Smelter Not Listed	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Smelter Not Listed	HC Strack GmbH	GERMANY
Tungsten	Smelter Not Listed	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Smelter Not Listed	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Smelter Not Listed	North American Tungsten	CANADA
Tungsten	Smelter Not Listed	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Smelter Not Listed	Ganzhou Grand Sea W and Mo Company	CHINA
Tungsten	Smelter Not Listed	Sincemat Co, Ltd	CHINA
Tungsten	Smelter Not Listed	ULVAC, Inc.	JAPAN
Tungsten	Smelter Not Listed	Sandvik	UNITED STATES

Tungsten	Smelter Not Listed	Altlantic Metals	UNITED STATES
Tungsten	Smelter Not Listed	Degutea	KOREA, REPUBLIC OF
Tungsten	Smelter Not Listed	Sunaga Tungsten	JAPAN
Tungsten	Smelter Not Listed	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Smelter Not Listed	AYis Material Limited	JAPAN
Tungsten	Smelter Not Listed	Micro 100	UNITED STATES
Tungsten	Smelter Not Listed	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Smelter Not Listed	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Smelter Not Listed	Sumitomo	CHINA
Tungsten	Smelter Not Listed	Tosoh	JAPAN
Tungsten	Smelter Not Listed	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Smelter Not Listed	Sylham	UNITED STATES